SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : July 25, 2002

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2002 providing for the issuance of Centex Home Equity Loan Trust 2002-B.

                                 CHEC FUNDING LLC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-02                 76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-6811

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Centex Home Equity Loan Trust 2002-B (the "Certificates").

     The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee. On July 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 25, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Trustee Administrator under the Agreement referred to herein



Date:  July 29, 2002        By:   /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         July 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  July 25, 2002


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               July 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1       54,800,000.00    51,826,681.89  1,973,708.38     154,616.27     2,128,324.65     0.00    0.00       49,852,973.51
AF_2       31,000,000.00    31,000,000.00          0.00     115,914.17       115,914.17     0.00    0.00       31,000,000.00
AF_3       25,000,000.00    25,000,000.00          0.00     106,708.33       106,708.33     0.00    0.00       25,000,000.00
AF_4       31,800,000.00    31,800,000.00          0.00     156,244.00       156,244.00     0.00    0.00       31,800,000.00
AF_5        5,000,000.00     5,000,000.00          0.00      26,391.67        26,391.67     0.00    0.00        5,000,000.00
AF_6       16,317,000.00    16,317,000.00          0.00      80,361.23        80,361.23     0.00    0.00       16,317,000.00
MF_1       10,423,000.00    10,423,000.00          0.00      55,745.68        55,745.68     0.00    0.00       10,423,000.00
MF_2        9,000,000.00     9,000,000.00          0.00      51,705.00        51,705.00     0.00    0.00        9,000,000.00
BF          6,160,000.00     6,160,000.00          0.00      36,508.27        36,508.27     0.00    0.00        6,160,000.00
AV        191,470,000.00   186,379,086.52  2,490,189.98     326,163.40     2,816,353.38     0.00    0.00      183,888,896.54
MV_1       17,512,000.00    17,512,000.00          0.00      36,483.33        36,483.33     0.00    0.00       17,512,000.00
MV_2       12,843,000.00    12,843,000.00          0.00      32,000.47        32,000.47     0.00    0.00       12,843,000.00
BV         11,675,000.00    11,675,000.00          0.00      36,095.21        36,095.21     0.00    0.00       11,675,000.00
R                   0.00             0.00          0.00           0.00             0.00     0.00    0.00                0.00
TOTALS    423,000,000.00   414,935,768.41  4,463,898.36   1,214,937.03     5,678,835.39     0.00    0.00      410,471,870.05

AIO_1      48,000,000.00    41,000,000.00          0.00     205,000.00       205,000.00     0.00    0.00       38,000,000.00
AIO_2      56,000,000.00    48,000,000.00          0.00     240,000.00       240,000.00     0.00    0.00       45,000,000.00
X_IO            9,998.46         9,998.46          0.00   1,404,046.69     1,404,046.69     0.00    0.00            9,998.46
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1       152314EU0       945.74237026      36.01657628      2.82146478    38.83804106      909.72579398       AF_1    3.580000 %
AF_2       152314EV8     1,000.00000000       0.00000000      3.73916677     3.73916677    1,000.00000000       AF_2    4.487000 %
AF_3       152314EW6     1,000.00000000       0.00000000      4.26833320     4.26833320    1,000.00000000       AF_3    5.122000 %
AF_4       152314EX4     1,000.00000000       0.00000000      4.91333333     4.91333333    1,000.00000000       AF_4    5.896000 %
AF_5       152314EY2     1,000.00000000       0.00000000      5.27833400     5.27833400    1,000.00000000       AF_5    6.334000 %
AF_6       152314EZ9     1,000.00000000       0.00000000      4.92500031     4.92500031    1,000.00000000       AF_6    5.910000 %
MF_1       152314FA3     1,000.00000000       0.00000000      5.34833349     5.34833349    1,000.00000000       MF_1    6.418000 %
MF_2       152314FB1     1,000.00000000       0.00000000      5.74500000     5.74500000    1,000.00000000       MF_2    6.894000 %
BF         152314FC9     1,000.00000000       0.00000000      5.92666721     5.92666721    1,000.00000000       BF      7.112000 %
AV         152314FD7       973.41143009      13.00564047      1.70347000    14.70911046      960.40578963       AV      2.100000 %
MV_1       152314FE5     1,000.00000000       0.00000000      2.08333314     2.08333314    1,000.00000000       MV_1    2.500000 %
MV_2       152314FF2     1,000.00000000       0.00000000      2.49166628     2.49166628    1,000.00000000       MV_2    2.990000 %
BV         152314FG0     1,000.00000000       0.00000000      3.09166681     3.09166681    1,000.00000000       BV      3.710000 %
TOTALS                     980.93562272      10.55295121      2.87219156    13.42514277      970.38267151

AIO_1      N/A             854.16666667       0.00000000      4.27083333     4.27083333      791.66666667       AIO_1   6.000000 %
AIO_2      N/A             857.14285714       0.00000000      4.28571429     4.28571429      803.57142857       AIO_2   6.000000 %
X_IO       N/A           1,000.00000000       0.00000000         #####          #####      1,000.00000000       X_IO    0.000000 %
---------------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                         450 W. 33rd Street, 8th Floor,
                            New York, New York 10001
                              Tel: (212) 946-3669
                              Fax: (212) 946-3916
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-




                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               July 25, 2002

Sec. 7.09(ii)     Distributions Allocable to Principal
                  Group I
                  Scheduled Monthly Payments                                                                    196,858.15
                  Curtailments                                                                                   46,967.02
                  Prepayments in Full                                                                         1,729,883.21
                  Loans Repurchased by Seller                                                                         0.00
                  Substitution Amounts                                                                                0.00
                  Net Liquidation Proceeds                                                                            0.00
                  Subordination Increase Amount                                                                       0.00
                  Excess Overcollateralization Amount                                                                 0.00

                  Group II
                  Scheduled Monthly Payments                                                                   121,759.79
                  Curtailments                                                                                 146,850.75
                  Prepayments in Full                                                                        2,221,579.44
                  Loans Repurchased by Seller                                                                        0.00
                  Substitution Amounts                                                                               0.00
                  Net Liquidation Proceeds                                                                           0.00
                  Subordination Increase Amount                                                                      0.00
                  Excess Overcollateralization Amount                                                                0.00

Sec. 7.09(iv)     Class Interest Carryover Shortfall
                  Group I Certificates
                  Class AF-1                                                                                          0.00
                  Class AF-2                                                                                          0.00
                  Class AF-3                                                                                          0.00
                  Class AF-4                                                                                          0.00
                  Class AF-5                                                                                          0.00
                  Class AF-6                                                                                          0.00
                  Class MF-1                                                                                          0.00
                  Class MF-2                                                                                          0.00
                  Class BF                                                                                            0.00
                  Group II Certificates
                  Class AV                                                                                            0.00
                  Class MV-1                                                                                          0.00
                  Class MV-2                                                                                          0.00
                  Class BV                                                                                            0.00

Sec. 7.09(v)      Class Principal Carryover Shortfall
                  Group I Certificates
                  Class AF-1                                                                                          0.00
                  Class AF-2                                                                                          0.00
                  Class AF-3                                                                                          0.00
                  Class AF-4                                                                                          0.00
                  Class AF-5                                                                                          0.00
                  Class AF-6                                                                                          0.00
                  Class MF-1                                                                                          0.00
                  Class MF-2                                                                                          0.00
                  Class BF                                                                                            0.00
                  Group II Certificates
                  Class AV                                                                                            0.00
                  Class MV-1                                                                                          0.00
                  Class MV-2                                                                                          0.00
                  Class BV                                                                                            0.00


Sec. 7.09(vi)     Aggregate Loan Balance of Each Group
                  Group I Beginning Aggregate Loan Balance                                                   186,526,681.89
                  Group I Ending Aggregate Loan Balance                                                      184,552,973.51

                  Group II Beginning Aggregate Loan Balance                                                  228,409,086.52
                  Group II Ending Aggregate Loan Balance                                                     225,918,896.54


Sec. 7.09(vii)    Overcollateralization
                  Group I Overcollateralization Amount                                                                0.00
                  Group I Required Overcollateralization Amount                                                       0.00

                  Group II Overcollateralization Amount                                                               0.00
                  Group II Required Overcollateralization Amount                                                      0.00

Sec. 7.09(ix)     Substitution Amounts
                  Group I                                                                                             0.00
                  Group II                                                                                            0.00
Sec. 7.09(ix)     Loan Purchase Price Amounts
                  Group I                                                                                             0.00
                  Group II                                                                                            0.00

Sec. 7.09(x)      Weighted Average Net Coupon Rate
                  Group I                                                                                          8.8797 %
                  Group II                                                                                         8.8458 %

                                      -7-



                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               July 25, 2002


Sec. 7.09(xi)     Monthly Interest Amount
                  Group I                                                                                      1,380,744.24
                  Group II                                                                                     1,684,225.12

Sec. 7.09(xiii)   Weighted Average Gross Margin - Group II Loans                                                    8.7821%

Sec. 7.09(xiv)    Largest Loan Balance
                  Group I
                  Group II                                                                                       527,747.85
                                                                                                                 525,485.87
Sec. 7.09(xv)     Basic Principal Amount
                  Group I
                  Group II                                                                                     1,973,708.38
                                                                                                               2,490,189.98
Sec. 7.09(xvi)    Net Wac Cap Carryover
                  Group I                                                                                             0.00
                  Group II                                                                                            0.00

Sec. 7.09(xvi)    Net Wac Cap
                  Group I                                                                                           7.56 %
                  Group II                                                                                          7.58 %

Sec. 7.09(xix)    Applied Realized Loss Amounts
                  Group I                                                                                             0.00
                  Class MF-1                                                                                          0.00
                  Class MF-2                                                                                          0.00
                  Class BF                                                                                            0.00
                  Group II                                                                                            0.00
                  Class MV-1                                                                                          0.00
                  Class MV-2                                                                                          0.00
                  Class BV                                                                                            0.00

Sec. 7.09(b)(i)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                         Group 1
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage

                                        1 Month                43            2,022,227.58                  1.10 %
                                        2 Month                10              265,342.00                  0.14 %
                                        3 Month                 4              169,117.13                  0.09 %
                                        Total                  57            2,456,686.71                  1.33 %

                                         Group 2
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                        1 Month                32            2,550,770.57                  1.13 %
                                        2 Month                13              802,626.55                  0.36 %
                                        3 Month                 6              704,219.71                  0.31 %
                                         Total                 51            4,057,616.83                  1.80 %


                                      Group Totals
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                        1 Month                75            4,572,998.15                  1.11 %
                                        2 Month                23            1,067,968.55                  0.26 %
                                        3 Month                10              873,336.84                  0.21 %
                                         Total                108            6,514,303.54                  1.58 %



Sec. 7.09(b)(ii)  Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                 Group 1
                                         Number            Principal Balance                Percentage
                                                   0                    0.00                   0.00 %

                                                 Group 2
                                         Number            Principal Balance                Percentage
                                                   0                    0.00                  0.00 %

                                                Group Totals
                                         Number            Principal Balance                Percentage
                                                   0                    0.00                  0.00 %

Sec. 7.09(b)(iii  Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy


                                                 Group 1
                                         Number            Principal Balance                Percentage
                                           6                328,464.55                 0.18 %


                                                 Group 2
                                         Number            Principal Balance                Percentage
                                           6                663,281.01                 0.29 %


                                                Group Totals
                                         Number            Principal Balance                Percentage

                                          12                991,745.56                 0.24 %


                                      -8-


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               July 25, 2002


Sec. 7.09(b)(iii  Balloon Loans
                  Number of Balloon Loans                                              185.00
                  Balance of Balloon Loans                                       13,752,851.01

Sec. 7.09(b)(iv)  Number and Aggregate Principal Amounts of REO Loans

                                                Group 1

                                         Number              Principal Balance       Percentage
                                               0                    0.00                  0.00  %

                                                 Group 2

                                         Number              Principal Balance       Percentage
                                               1                218,700.00                 0.10 %

                                                Group Totals

                                         Number              Principal Balance       Percentage
                                               1                218,700.00                 0.05 %


Sec. 7.09(b)(v)   Book Value of REO Loans
                  Group I                                                                                   0.00
                  Group II                                                                            218,700.00

Sec. 7.09(b)(vi)  Realized Losses
                  Group I
                  Monthly Realized Losses                                                                   0.00
                  Cumulative Realized Losses                                                                5.00

                  Group II
                  Monthly Realized Losses                                                                   0.00
                  Cumulative Realized Losses                                                                0.00

Sec. 7.09(b)(vii  Net Liquidation Proceeds
                  Group I                                                                                   0.00
                  Group II                                                                                  0.00

Sec. 7.09(b)(vii  60+ Delinquency Percentage (Rolling Three Month)
                  Group I                                                                                 0.14 %
                  Group II                                                                                0.50 %

Sec. 7.09(b)(ix)  Cumulative Loss Percentage
                  Group I                                                                                 0.00 %
                  Group II                                                                                0.00 %

Sec. 7.09(b)(x)   Has a Trigger Event Occurred?
                  Group I                                                                                     NO
                  Group II                                                                                    NO

                  1-Month LIBOR for Current Distribution Date                                             1.84 %
